UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 24, 2014

____________________

FINJAN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
 ____________________

Delaware	000-33304	20-4075963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

122 East 42nd Street, New York, New York		10168
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (646) 755-3320

(Former name or former address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

On September 25, 2014, Finjan Holdings, Inc. (the “Company”) issued a press release announcing that the Company and Websense, Inc. have reached a mutually agreed patent license as of September 24, 2014. Finjan has dismissed with prejudice the litigation entitled Finjan, Inc. v. Websense Inc., Case No. 5:13-CV-04398-BLF, pending in the Northern District of California.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated September 25, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINJAN HOLDINGS, INC.

Date: September 25, 2014	By:	/s/ Philip Hartstein
Name: Philip Hartstein
Title: Chief Executive Officer & President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated September 25, 2014